AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 16, 1995
                                                   REGISTRATION NO.  33-
===============================================================================
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C.  20549
                                      _________________
                                          Form S-8
                   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                      _________________
                              OREGON METALLURGICAL CORPORATION
                   (Exact name of registrant as specified in its charter)

                 OREGON                                         93-0448167
      (State or other jurisdiction of                     (I.R.S. Employer
      incorporation or organization)                      Identification No.)

            530 34TH AVENUE, S.W.
            ALBANY, OREGON                                      97321
      (Address of Principal Executive Offices)               (Zip Code)

Oregon Metallurgical Corporation Stock Compensation Plan - Salaried Employees
  Oregon Metallurgical Corporation Stock Compensation Plan - Union Employees
                         Warrant Agreement (Nontransferable Warrant)
                                  (Full title of the plans)
                                     ___________________
                                       Dennis P. Kelly
                                   Vice President, Finance
                              Oregon Metallurgical Corporation
                                    530 34th Avenue, S.W.
                                    Albany, Oregon  97321
                           (Name and address of agent for service)
                                       (503) 926-4281
                (Telephone number, including area code, of agent for service)
                                         Copies to:
                                 Carmen M. Calzacorta, Esq.
                                  Gregory W. Mallory, Esq.
                                 Schwabe, Williamson & Wyatt
                      1211 S.W. Fifth Avenue, 18th Floor, Pacwest Center
                            Portland, Oregon 97204 (503) 222-9981

                               CALCULATION OF REGISTRATION FEE
                                    Proposed       Proposed
                                    maximum        maximum         Amount of
Title of securities  Amount to be   offering price aggregate       registration
to be registered     registered     per unit       offering price  fee
_______________________________________________________________________________
Common stock, $1.00  1,100,000(2)   $6.375-(1)     $12,000,000(1)  $4,137.93
par value                              $9.75
(1) Calculated solely for purposes of this offering under Rule 457(h) as follows: (a) 200,000 shares at $6.375 per share and (b) 900,000 shares at the proposed maximum offering price of $9.75, based upon the average of the high and low prices of the Common Stock on October 10, 1995.
(2) This Registration Statement covers, in addition, to the number of shares of Common Stock stated above, such indeterminate amount of interests to be offered or sold pursuant to the plans described herein and such indeterminate number of shares of Common Stock as may be granted under the plans by reason of the adjustment provisions thereof.

_______________________________________________________________________________
                  This Registration Statement Includes a Total of 24 Pages.
                                  Exhibit Index on Page 17.
______________________________________________________________________________

                                           PART I
                    INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

            The following documents listed under this Part 1 and the documents incorporated by reference under Item 3 of Part II to this Form S-8, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933, as amended.

ITEM 1. PLAN INFORMATION.

            1. Prospectus for the Oregon Metallurgical Corporation Stock Compensation Plan - Salaried Employees.

            2. Prospectus for the Oregon Metallurgical Corporation Stock Compensation Plan - Union Employees.

            3.   Prospectus for Warrant Agreement (Nontransferable Warrant).

ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

            The written statement required to be provided to participants pursuant to this Item is set forth in the respective Prospectuses referenced in
Item 1 above.

                                           PART II
                     INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

            Oregon Metallurgical Corporation (the "Registrant") files this Registration Statement with the Securities and Exchange Commission ("Commission") on Form S-8 to register a total of 1,100,000 shares of the Registrant's Common Stock for issuance pursuant to: 300,000 shares issuable pursuant to the Registrant's Stock Compensation Plan - Salaried Employees; 600,000 shares issuable pursuant to the Registrant's Stock Compensation Plan - Union Employees; and 200,000 shares issuable pursuant to the Warrant Agreement (Nontransferable Warrant).

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

            The Registrant incorporates by reference into this Registration Statement the following documents previously filed with, or furnished to, the
Commission:

            (a) The Registrant's latest annual report on Form 10-K filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            (b) All other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the annual report on Form 10-K referred to in (a) above.

            (c) The description of the class of securities that is contained in a registration statement filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

            All documents filed by the Registrant or a plan pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

            Any statement made in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which is also incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

            The class of securities to be offered is registered under Section 12 of the Exchange Act.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

            Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

            Oregon Business Corporation Act (the "OBCA") permits a corporation to include in its articles of incorporation a provision limiting or eliminating personal liability of a director to the corporation and its shareholders for monetary damages for conduct as a director, except for (a) any breach of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) any unlawful distribution; and (d) any transaction from which the director derived an improper personal benefit. OBCA permits indemnification of officers and directors of the Registrant under certain conditions and subject to certain limitations. Section 60.411 of the OBCA also provides that a corporation has the power to purchase and maintain insurance on behalf of an individual against any liability asserted against or incurred by the individual who is or was a director, officer, employee or agent of the corporation or who, while a director, officer, employee or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, even if the corporation had no power to indemnify the individual against such liability under the provisions of Sections 60.391 or 60.394.

            Article VII of the Articles of Incorporation, as restated and amended, of the Registrant provides as follows:

            A. The Corporation shall have the power to indemnify to the fullest extent not prohibited by law any person who is made or threatened to be made a party to, witness in, or otherwise involved in, any action, suit or proceeding, whether civil, criminal, administrative, investigative, legislative, formal or informal, internal or external or otherwise (including an action, suit or proceeding by or in the right of the Corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the Corporation, or serves or served at the request of the Corporation as a director, officer, employee or agent or as a fiduciary of an employee benefit plan, or another corporation, partnership, joint venture, trust, or other enterprise.
            Any indemnification provided pursuant to this Article shall not be exclusive of any rights to which the persons indemnified may otherwise be entitled under any articles of incorporation, bylaw, agreement, statute, policy of insurance, vote of shareholders or Board of Directors, or otherwise, which exists at or subsequent to the time such person incurs or becomes subject to such liability and expense.

            B. To the fullest extent not prohibited by law, no director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for conduct as a director. No amendment or repeal of this Article, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article, nor a change in the law, shall adversely affect any right or protection that is based upon this Paragraph B and pertains to conduct that occurred prior to the time of such amendment, repeal, adoption or change. No change in the law shall reduce or eliminate the rights and protections set forth in this Paragraph B unless the change in the law specifically requires such reduction or elimination. If the Oregon Business Corporation Act is amended after this Article becomes effective to authorize corporate action further eliminating or limiting the personal liability of directors of the Corporation, then the liability of directors of the Corporation shall be eliminated or limited to the fullest extent not prohibited by the Oregon Business Corporation Act as so amended.

            Article XXVIII of the Registrant's Bylaws provides for indemnification of the Registrant's officers and directors to the fullest extent not prohibited by law. Article XXVIII, Section 8 of the Registrant's Bylaws provides that Registrant may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to Article XXVIII upon approval by the Board of Directors of Registrant.

            Section 9.3.2 of the Warrant Agreement (Nontransferable Warrant) between James S. Paddock and Registrant provides that the holder of the warrant will indemnify the officers and directors of Registrant with respect to untrue statements or omissions made in any registration statement, any preliminary or summary prospectus or the prospectus or any amendment or supplement thereto. The indemnification under section 9.3.2 of the Warrant Agreement (Nontransferable Warrant) shall not exceed the gross proceeds from the offering received by the holder unless the liability arises out of or is based on willful misconduct of holder (and if the holder is a related party to James S. Paddock, then also James S. Paddock).

ITEM 7. EXEMPTIONS FROM REGISTRATION CLAIMED.

            Not applicable.

ITEM 8. EXHIBITS.

EXHIBIT NUMBER               DESCRIPTION OF EXHIBIT

      4.1              Specimen Common Stock Certificate (filed previously).
      4.2 Warrant Agreement (Nontransferable Warrant) (filed as exhibit (4) - 1 to Form 8-K/A-2 dated September 20,
                       1994).
      5.1              Opinion of Schwabe, Williamson & Wyatt, P.C. (and
                       Consent).
      23.1             Consent of Independent Public Accountants - Coopers &
                       Lybrand, L.L.P.
      23.2 Consent of Schwabe, Williamson & Wyatt, P.C. is contained in Exhibit 5.
      24 Powers of Attorney of directors and officers of the Registrant are included on page II-5.

ITEM 9. UNDERTAKINGS.

            A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; PROVIDED, however, that clauses
(1)(i) and (1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference into this Registration

Statement; (2) that for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's Annual Report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            C. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            D. The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

                                         SIGNATURES

      THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Albany, State of Oregon, on October 10, 1995.


                                        OREGON METALLURGICAL CORPORATION


                                        By    /s/ Carlos E. Aguirre
                                              Carlos E. Aguirre, President,
                                              Chief Executive Officer & Director

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Carlos E. Aguirre and Dennis P. Kelly his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent with full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


_____________________     _______ __, 1995       Vice President, Finance
Dennis P. Kelly                                  Principal Financial Officer
                                                 and Principal Accounting
                                                 Officer)

                                                 BOARD OF DIRECTORS

/s/ Carlos E. Aguirre      October 10, 1995       President, Chief Executive
Carlos E. Aguirre                                 Officer & Director
                                                  (Principal Executive Officer)

______________________     _______ __, 1995       Chairman, Board of Directors
Howard T. Cusic

______________________     _______ __, 1995       Director
Gilbert E. Bezar

______________________     _______ __, 1995       Director
Robert P. Booth

______________________     _______ __, 1995       Director
Roger V. Carter

______________________     _______ __, 1995       Director
Nicholas P. Collins

______________________     _______ __, 1995       Director
David H. Leonard

______________________     ______ __, 1995        Director
James S. Paddock

______________________     ______ __, 1995        Director
James R. Pate

                                         SIGNATURES

      THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of ______, State of Oregon, on _______ __, 1995.


                                        OREGON METALLURGICAL CORPORATION


                                        By    _________________________________
                                              Carlos E. Aguirre, President,
                                              Chief Executive Officer & Director

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Carlos E. Aguirre and Dennis P. Kelly his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent with full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


/s/ Dennis P. Kelly          October 10, 1995    Vice President, Finance
Dennis P. Kelly                                  Principal Financial
                                                 Officer and Principal
                                                 Accounting Officer)

                                                 BOARD OF DIRECTORS

_____________________     _______ __, 1995       President, Chief Executive
Carlos E. Aguirre                                Officer & Director
                                                 (Principal Executive Officer)

____________________      _______ __, 1995       Chairman, Board of Directors
Howard T. Cusic

____________________      _______ __, 1995       Director
Gilbert E. Bezar

____________________      _______ __, 1995       Director
Robert P. Booth

____________________      _______ __, 1995       Director
Roger V. Carter

____________________      _______ __, 1995       Director
Nicholas P. Collins

____________________      _______ __, 1995       Director
David H. Leonard

____________________      _______ __, 1995       Director
James S. Paddock

_____________________     _______ __, 1995       Director
James R. Pate

                                         SIGNATURES

      THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of ______, State of Oregon, on _______ __, 1995.


                                        OREGON METALLURGICAL CORPORATION


                                        By    _________________________________
                                              Carlos E. Aguirre, President,
                                              Chief Executive Officer & Director

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Carlos E. Aguirre and Dennis P. Kelly his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent with full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


____________________      _______ __, 1995       Vice President, Finance
Dennis P. Kelly                                  (Principal Financial Officer
                                                 and Principal Accounting
                                                 Officer)

                                                 BOARD OF DIRECTORS

____________________      _______ __, 1995       President, Chief Executive
Carlos E. Aguirre                                Officer & Director
                                                 (Principal Executive Officer)

/s/ Howard T. Cusic       10 3, 1995             Chairman, Board of Directors
Howard T. Cusic

____________________      _______ __, 1995       Director
Gilbert E. Bezar

____________________      _______ __, 1995       Director
Robert P. Booth

____________________      _______ __, 1995       Director
Roger V. Carter

____________________      _______ __, 1995       Director
Nicholas P. Collins

____________________      _______ __, 1995       Director
David H. Leonard

____________________      _______ __, 1995       Director
James S. Paddock

_____________________     _______ __, 1995       Director
James R. Pate

                                         SIGNATURES

      THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of ______, State of Oregon, on _______ __, 1995.


                                        OREGON METALLURGICAL CORPORATION


                                        By    _________________________________
                                              Carlos E. Aguirre, President,
                                              Chief Executive Officer & Director

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Carlos E. Aguirre and Dennis P. Kelly his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent with full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


_______________________      _______ __, 1995       Vice President, Finance
Dennis P. Kelly                                     (Principal Financial
                                                    Officer and Principal
                                                    Accounting Officer)

                                                    BOARD OF DIRECTORS

_______________________      _______ __, 1995       President, Chief Executive
Carlos E. Aguirre                                   Officer & Director
                                                    (Principal Executive
                                                    Officer)

_______________________      _______ __, 1995       Chairman, Board of Directors
Howard T. Cusic

/s/ Gilbert E. Bezar         Sept. 29, 1995         Director
Gilbert E. Bezar

_______________________      _______ __, 1995       Director
Robert P. Booth

_______________________      _______ __, 1995       Director
Roger V. Carter

_______________________      _______ __, 1995       Director
Nicholas P. Collins

_______________________      _______ __, 1995       Director
David H. Leonard

_______________________      _______ __, 1995       Director
James S. Paddock

________________________     _______ __, 1995       Director
James R. Pate

                                         SIGNATURES

      THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of ______, State of Oregon, on _______ __, 1995.


                                        OREGON METALLURGICAL CORPORATION


                                        By    _________________________________
                                              Carlos E. Aguirre, President,
                                              Chief Executive Officer & Director

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Carlos E. Aguirre and Dennis P. Kelly his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent with full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


_______________________      _______ __, 1995       Vice President, Finance
Dennis P. Kelly                                     (Principal Financial
                                                    Officer and Principal
                                                    Accounting Officer)

                                                    BOARD OF DIRECTORS

_______________________      _______ __, 1995       President, Chief Executive
Carlos E. Aguirre                                   Officer & Director
                                                    (Principal Executive
                                                    Officer)

_______________________      _______ __, 1995       Chairman, Board of Directors
Howard T. Cusic

_______________________      _______ __, 1995       Director
Gilbert E. Bezar

/s/ Robert P. Booth          9/28, 1995             Director
Robert P. Booth

_______________________      _______ __, 1995       Director
Roger V. Carter

_______________________      _______ __, 1995       Director
Nicholas P. Collins

_______________________      _______ __, 1995       Director
David H. Leonard

_______________________      _______ __, 1995       Director
James S. Paddock

________________________     _______ __, 1995       Director
James R. Pate

                                         SIGNATURES

      THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of ______, State of Oregon, on _______ __, 1995.


                                        OREGON METALLURGICAL CORPORATION


                                        By    _________________________________
                                              Carlos E. Aguirre, President,
                                              Chief Executive Officer & Director

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Carlos E. Aguirre and Dennis P. Kelly his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent with full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


_______________________      _______ __, 1995       Vice President, Finance
Dennis P. Kelly                                     (Principal Financial
                                                    Officer and Principal
                                                    Accounting Officer)

                                                    BOARD OF DIRECTORS

_______________________      _______ __, 1995       President, Chief Executive
Carlos E. Aguirre                                   Officer & Director
                                                    (Principal Executive
                                                    Officer)

_______________________      _______ __, 1995       Chairman, Board of Directors
Howard T. Cusic

_______________________      _______ __, 1995       Director
Gilbert E. Bezar

_______________________      _______ __, 1995       Director
Robert P. Booth

/s/ Roger V. Carter          Sept. 28, 1995         Director
Roger V. Carter

_______________________      _______ __, 1995       Director
Nicholas P. Collins

_______________________      _______ __, 1995       Director
David H. Leonard

_______________________      _______ __, 1995       Director
James S. Paddock

________________________     _______ __, 1995       Director
James R. Pate

                                         SIGNATURES

      THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of ______, State of Oregon, on _______ __, 1995.


                                        OREGON METALLURGICAL CORPORATION


                                        By    _________________________________
                                              Carlos E. Aguirre, President,
                                              Chief Executive Officer & Director

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Carlos E. Aguirre and Dennis P. Kelly his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent with full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


_______________________      _______ __, 1995       Vice President, Finance
Dennis P. Kelly                                     (Principal Financial Officer
                                                    and Principal Accounting
                                                    Officer)

                                                    BOARD OF DIRECTORS

_______________________      _______ __, 1995       President, Chief Executive
Carlos E. Aguirre                                   Officer & Director
                                                    (Principal Executive
                                                    Officer)

_______________________      _______ __, 1995       Chairman, Board of Directors
Howard T. Cusic

_______________________      _______ __, 1995       Director
Gilbert E. Bezar

_______________________      _______ __, 1995       Director
Robert P. Booth

_______________________      _______ __, 1995       Director
Roger V. Carter

_______________________      _______ __, 1995       Director
Nicholas P. Collins

/s/ David H. Leonard         Sept. 25, 1995         Director
David H. Leonard

_______________________      _______ __, 1995       Director
James S. Paddock

________________________     _______ __, 1995       Director
James R. Pate

                                         SIGNATURES

      THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of ______, State of Oregon, on _______ __, 1995.


                                        OREGON METALLURGICAL CORPORATION


                                        By    _________________________________
                                              Carlos E. Aguirre, President,
                                              Chief Executive Officer & Director

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Carlos E. Aguirre and Dennis P. Kelly his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent with full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


_______________________      _______ __, 1995       Vice President, Finance
Dennis P. Kelly                                     (Principal Financial
                                                    Officer and Principal
                                                    Accounting Officer)

                                                    BOARD OF DIRECTORS

_______________________      _______ __, 1995       President, Chief Executive
Carlos E. Aguirre                                   Officer & Director
                                                    (Principal Executive
                                                    Officer)

_______________________      _______ __, 1995       Chairman, Board of Directors
Howard T. Cusic

_______________________      _______ __, 1995       Director
Gilbert E. Bezar

_______________________      _______ __, 1995       Director
Robert P. Booth

_______________________      _______ __, 1995       Director
Roger V. Carter

_______________________      _______ __, 1995       Director
Nicholas P. Collins

_______________________      _______ __, 1995       Director
David H. Leonard

/s/ James S. Paddock         Sep. 29, 1995          Director
James S. Paddock

________________________     _______ __, 1995       Director
James R. Pate

                                         SIGNATURES

      THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of ______, State of Oregon, on _______ __, 1995.


                                        OREGON METALLURGICAL CORPORATION


                                        By    _________________________________
                                              Carlos E. Aguirre, President,
                                              Chief Executive Officer & Director

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Carlos E. Aguirre and Dennis P. Kelly his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent with full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


_______________________      _______ __, 1995       Vice President, Finance
Dennis P. Kelly                                     (Principal Financial
                                                    Officer and Principal
                                                    Accounting Officer)

                                                    BOARD OF DIRECTORS

_______________________      _______ __, 1995       President, Chief Executive
Carlos E. Aguirre                                   Officer & Director
                                                    (Principal Executive
                                                    Officer)

_______________________      _______ __, 1995       Chairman, Board of Directors
Howard T. Cusic

_______________________      _______ __, 1995       Director
Gilbert E. Bezar

_______________________      _______ __, 1995       Director
Robert P. Booth

_______________________      _______ __, 1995       Director
Roger V. Carter

/s/ Nicholas P. Collins      Sept. 25, 1995         Director
Nicholas P. Collins

_______________________      _______ __, 1995       Director
David H. Leonard

_______________________      _______ __, 1995       Director
James S. Paddock

________________________     _______ __, 1995       Director
James R. Pate

                             SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C.  20549

                                          EXHIBITS

                                             TO

                                          FORM S-8

                                           UNDER

                                   SECURITIES ACT OF 1933

                              OREGON METALLURGICAL CORPORATION

                                        EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION OF EXHIBIT             SEQUENTIAL PAGE NUMBER


    4.1              Specimen Common Stock Certificate
                     (filed previously).
    4.2              Warrant Agreement (Nontransferable
                     Warrant) (filed as exhibit (4) - 1 to
                     Form 8-K/A-2 dated September 20, 1994).
    5.1              Opinion of Schwabe, Williamson & Wyatt,            18
                     P.C. (and Consent).
    23.1             Consent of Independent Public                      21
                     Accountants - Coopers & Lybrand, L.L.P.
    23.2             Consent of Schwabe, Williamson & Wyatt,            23
                     P.C. is contained in Exhibit 5.
    24               Powers of Attorney of directors and                24
                     officers of the Registrant are included
                     on page II-5.